EXHIBIT 99

                                 PRESS RELEASE

EXHIBIT 99


                            CHINA NETTV HOLDINGS INC
           REPORTS ASSAYS: POLYMETALLIC MINERALIZED ZONES ON DONGGAPU

November 15, 2005, Vancouver, BC - Anthony Garson, President and CEO of China NetTV Holdings Inc. (OTC.BB-CTVH), is pleased to provide an updated report on several copper poly-metallic mineralization zones that occur on the Donggapu property. In addition, the Company is conducting a limited diamond drill-hole program on the property. The property is located contiguous to the western boundary of its copper-gold discovery at Xietongmen.

China NetTV Holdings Inc. has an option to earn 60% of the Rights/Permits of the Donggapu property in 2005 as an addition to a portfolio of properties totalling
151.4 sq km surrounding the Xietongmen discovery. The 21.89 square km Donggapu property is 75 km west of Rikaze (Shigatse) and 245 km southwest of Lhasa, the provincial capital of Tibet, China. Topography exhibits moderate relief with an average elevation above sea level of 4,600 m. Option of the Donggapu property is through a Mineral Properties Lease and Option Agreement acquired in April 2005. China NetTV Holdings Inc. can earn a 60% interest by incurring exploration expenditures of no less than US$350,000 within 12 months.

                              Current Work Program

In conjunction with Chinese advisors and an independent consultant, the Company began a work program on the Donggapu property in June 2005 to be completed by year-end 2005. (Press Release June 29, 2005) A decision was made to complete an eighteen km road through the Zemuduola property in order to more readily access zones on both the Zemuduola and Donggapu properties. The road extends 7 kms into the Donggapu property. The road allowed mobilization of trenching, bulldozer equipment and the existing drill rigs as a prelude to a limited diamond-drilling program. An initial field budget of US$362,650 was allocated for the project. The budget has now been increased to US$638,970.

The work program is designed to continue detailed geological mapping and geophysical programs on the property and investigation of the existing mineralized zones. Approximately, 900 meters of drilling is designed to test Zone III and Zone IV to a depth of about 400 meters each. As part of the revised allocation of $1.75 million budget towards the four properties surrounding Xietongmen, the Company has completed the following work on the Donggapu property:

   o   Scale 1:5,000 geological mapping, covering 10 sq. km.
   o   Scale 1:10,000 geo-chemical soil survey: 10 sq. km
   o   Induced polarization geophysical survey: 21.9 km
   o   Trenching: 5,442 cubic meters
   o   Diamond Drilling

Three widely spaced drill holes on the Donggapu property are designed to test the extension and continuity of mineralized zone III to depth. Hole ZK701, located in Zone III (see attached map), has been completed to a depth of 100.3 meters. Assay results from ZK701 drill core are pending. Drilling commenced in holes ZK801 and ZK1101 on November 1, 2005 and November 3, 2005, respectively. Hole ZK801 is situated approximately 740 meters northeast of the ZK701 collar. Hole ZK1101 is situated approximately 830 meters southeast of the ZK701 collar. Drilling continues in both ZK801 and ZK1101.

The geo-chemical soil and geophysical IP program now covers approximately eight square kilometers of the Donggapu property. Coincident with mineralization associated with Zone III, anomalous values extend to both the northeast and northern boundaries of the property and remain open to the east and west of zone
III. Poly-metallic anomalous values associated with zone IV extend to the western boundary of the property, contiguous to the Zemuduola property.

The property was acquired  with four existing  mineralized  zones III, IV, V and
VI. The zones are controlled by fault structures that strike both north-south and east-west.

Zone III Zone III anomaly covering about 1.4 sq. km, contains four distinct mineralized zones, striking east-west designated as: Zone III-1, Zone III-2, Zone III-3 and Zone III-4. Each of the zones 1-4 has been investigated and cross cut by trenches TC4, TC5, BT1 and BT2 and subsequently channel sampled. The samples were assayed for gold, silver, copper, lead, zinc and molybdenum. Gold values in general reported less than 0.01 g/mt. Copper represented the only significant value amongst the metals assayed. One sample taken from trench TC5 assayed 0.62% copper and is highlighted in Table I below.


        Table I Assay Results: Trenches Zone III
     ----------------- --------------- --------------- ---------------- -------------
        Trench No.       Sample No.        Sample         Gold g/mt       Copper %
                                         Length(m)
     ----------------- --------------- --------------- ---------------- -------------
            TC4           DTC4-H5            2              <0.01           0.18
     ----------------- --------------- --------------- ---------------- -------------
                          DTC4-H6            2              <0.01           0.20
     ----------------- --------------- --------------- ---------------- -------------
           TC5            DTC5-H1            2              0.08            0.62
                       --------------- --------------- ---------------- -------------
                          DTC5-H6            2              <0.01           0.18
                       --------------- --------------- ---------------- -------------
                          DTC5-H7            2              0.01            0.22
     ----------------- --------------- --------------- ---------------- -------------
           BT1            DBT1-H2            2              0.01            0.18
     ----------------- --------------- --------------- ---------------- -------------
           BT2            DBT2-H2            2              <0.01           0.22
     ----------------- --------------- --------------- ---------------- -------------

          Eight samples H1 to H8 were collected from TC4. Table I records only the significant values H5-H6 Fifteen samples H1 to H15 were collected from TC5. Table I records only the significant values H1, H6 & H7 Fifteen samples H1 to H15 were collected from BT1. Table I records one significant value H2 Ten samples H1 to H10 were collected from BT2. Table I records one significant value H2

Zone IV Zone IV, structurally controlled, strikes northeast-southwest and reports poly-metallic minerals that includes gold, copper, silver, lead and zinc. The mineralized target, 200-300 meters long, and 20-30 meters wide was cut by two trenches TC6 & TC7 and channel sampled. The highest sample reported 38.4 g/mt gold, 2.57% copper, 3.40% lead and 1.62% zinc. The values are highlighted in Table II below.


Table II                           Assay Results: Trenches TC6 & TC7 Zone IV
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------
Trench No.    Sample No.       Sample      Gold g/mt   Silver g/mt     Copper %      Lead %      Zinc %
                             Length(m)
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------

    TC6         DTC6-H1          2           3.20         75.8           1.18         0.96        1.94
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------
                DTC6-H2          2           0.14          9.2           0.31         0.084       1.00
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------
                DTC6-H3          2           0.98         70.6           0.97         0.30        2.32
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------
                DTC6-H4          2           38.4         1546           2.57         3.40        1.62
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------
    TC7         DTC7-H1          2           3.24         22.9          0.019         5.95        2.34
------------ -------------- ------------- ------------ ------------ --------------- ---------- ------------

    TC6 - Eight samples H-1 to H-8 were assayed. Table II records only significant assays H1, H2, H3 & H4 TC7 - Eight samples H-1 to H-8 were assayed. Table II records only one significant assay H1
     Molybdenum values were insignificant

Zone V and Zone VI Assay results of three channel samples taken from trenches BT3, BT4 & BT5 in Zone V (500 m x 2 m) and Zone VI (400 m x 2 m) reported good gold values; one sample taken from BT3 assayed 0.53 g/mt gold and 1.07% copper. Zone V was trenched by BT4 and BT5. Zone VI was trenched by BT3.


                      Table III Assay Results for Trenches BT3, BT4 and BT5 on Zone V & VI
 ------------------ --------------- ------------- ------------ ------------ -------------
    Trench No.        Sample No.       Sample      Gold g/mt   Silver g/mt    Copper %
                                     Length(m)
 ------------------ --------------- ------------- ------------ ------------ -------------
    Zone VI-BT3        DBT3-H1           2           0.53          2.9          1.07
 ------------------ --------------- ------------- ------------ ------------ -------------
    Zone V-BT4         DBT4-H1           2           1.24         11.3         0.030
 ------------------ --------------- ------------- ------------ ------------ -------------
    Zone V-BT5         DBT5-H1           2           0.77          9.7         0.015
 ------------------ --------------- ------------- ------------ ------------ -------------

    Only one assay was taken from BT3, BT4 & BT5

   o All samples are delivered by the College of Earth Sciences, Chengdu University of Technology. Samples are delivered and analyzed by the Southwest Research Institute of Metallurgy-Lab, Shanxi, China and certified by the National Measure Authority of China.

   o Trench sampling and assays were verified during a recent property visit by Marc Prefontaine, MSc. P.Geo., a qualified person under NI 43-101. Mr. Prefontaine collected independent samples from the trenches and personally delivered the samples to ALS Chemex Laboratories in North Vancouver for analysis. Mr. Prefontaine reported to the Company that the sampling was carried out, by the China NetTV Holdings Inc. field crew, in a proper manner and that overall the assay results reported by the Company are within an acceptable range.

For further information:
      Anthony Garson
      China NetTV Holdings Inc.
      Tel:  604 641o 1366
      www.ctvh-holdings.com

                  No regulatory authority has approved or disapproved the information contained in this news release.


This release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts, that address future production, reserve potential, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more  information on China NetTV Holdings Inc.,  Investors should review the
Company's  annual  Form  with  the  United  States   Securities   Commission  at
www.sec.gov.


[Maps have been omitted]